UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  April 3, 2009

BEACON POWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-31973	04-3372365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Middlesex Road
Tyngsboro, Massachusetts 01879
(Address of Principal Executive Offices)  (Zip Code)

(978) 694-9121
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2009 Beacon Power Corporation entered into Amended and Restated Employment Agreements (the “Employment Agreements”), effective as of April 1, 2009 and new Restricted Stock Unit and Option Agreements (the “RSU/Option Agreements”, together with the Employment Agreements, the “Agreements”) with its Chief Executive Officer, F. William Capp, its Chief Financial Officer, James M. Spiezio and its Chief Technical Officer, Matthew L. Lazarewicz (the “Executives”).   The Amended and Restated Employment Agreements (i) extended the term of the Employment Agreements, (ii) amended the terms of the Executives’ paid vacation policy, (iii) clarified the timing of certain excise tax gross-up payments, if any, for the purpose of addressing the requirements of Section 409A of the Internal Revenue Code, as amended (“Section 409A”), and (iv) clarified what constitutes a “separation from service” pursuant to Section 409A.

The RSU/Option Agreements grant each of the Executives a specific number of stock options and restricted stock units, as specified below, each to vest over a 3 year period in quarterly installments beginning with 8.33% vesting on March 31, 2009, 8.33% vesting on each of the following 10 quarters, and 8.37% vesting on December 31, 2011 at which point the award will be fully vested.  The stock options have an exercise price of $0.49 per share, the closing market price on the date of grant.

Name	RSUs Granted	Options Granted

F. William Capp	38,820	349,535

James M. Spiezio	15,214	136,918

Matthew L. Lazarewicz	13,639	122,911

The above description is qualified in its entirety by the full text of the Agreements as set forth in the exhibits filed herewith and incorporated into this description by this reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Description	Exhibit Number

Amended and Restated Employment Agreement between the Company and F. William Capp	10.1

Amended and Restated Employment Agreement between the Company and James M. Spiezio	10.2

Amended and Restated Employment Agreement between the Company and Matthew L. Lazarewicz	10.3

Restricted Stock Unit and Option Agreement between the Company and F. William Capp	10.4

Restricted Stock Unit and Option Agreement between the Company and James M. Spiezio	10.5

Restricted Stock Unit and Option Agreement between the Company and Matthew L. Lazarewicz	10.6

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Dated: April 9, 2009	By:	/s/ James M. Spiezio
James M. Spiezio
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Amended and Restated Employment Agreement between the Company and F. William Capp.

10.2	Amended and Restated Employment Agreement between the Company and James M. Spiezio.

10.3	Amended and Restated Employment Agreement between the Company and Matthew L. Lazarewicz.

10.4	Restricted Stock Unit and Option Agreement between the Company and F. William Capp.

10.5	Restricted Stock Unit and Option Agreement between the Company and James M. Spiezio.

10.6	Restricted Stock Unit and Option Agreement between the Company and Matthew L. Lazarewicz.